                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 2001

                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts
COUNSEL

O'Melveny & Myers LLP
Los Angeles, California
TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

INVESTMENT RESULTS

 Source Capital's total net assets decreased to $413,552,200 from $437,610,576 at year-end. Net asset value per Common share decreased to $45.37 at March 31, 2001 from $48.62 at year-end. In addition, a distribution of $1.15 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock decreased 4.4% while total net assets declined 3.6%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 8.7% decrease during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income increased during the quarter to $1,505,765 from $1,431,854 in the first quarter of 2000. After providing for Preferred dividends, net investment income per Common share amounted to $0.04 compared to $0.03 in the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.15 per share was paid on March 15, 2001 to shareholders of record on February 23, 2001. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 2001 to shareholders of record on February 23, 2001. The decrease in the Company's total net assets so far this year has led to a decrease in the Preferred shares' asset coverage from 808% at year-end 2000 to 764% at March 31, 2001. The rise in net investment income in the first quarter increased Preferred dividend coverage to 127% compared to 121% in the first quarter of 2000.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock decreased during the quarter from $52.6875 at year-end 2000 to $51.10 at March 31, 2001. As this $1.5875 decrease in market price was less than the $3.25 decline in net asset value during the period, the market premium to net asset value of 8.4% at year-end 2000 increased to 12.6% at March 31, 2001. The market price of Source Capital Preferred Stock increased during the quarter from $27.75 at year end 2000 to $29.10 at March 31, 2001.

COMMENTARY

 After a January rally the stock market was down decisively in the first quarter, with growth stocks doing much worse than value. It is now over a year since the speculative frenzy peaked in March 2000, and as a result, Source Capital's relative performance is remarkably good --

13 points better than the Russell 2500 for the past year and 21 points better than the S&P 500. Performance over three and five years is also very good.

                                    PERIODS ENDED MARCH 31, 2001
                      ---------------------------------------------------------
                      QUARTER       ONE YEAR      THREE YEARS*      FIVE YEARS*
                      --------      --------      ------------      -----------
Source                 (4.4)%        (0.4)%           7.7%             14.6%
Russell 2500           (8.7)%       (13.5)%           2.5%             10.7%
S&P 500               (11.9)%       (21.7)%           3.1%             14.2%
Nasdaq                (25.5)%       (59.8)%           0.1%             10.8%

* Annualized Returns

 The big stock market story of the first quarter of 2001 continues to be technology. After declining over 50% from its March 2000 high of 5130 to year end, the Nasdaq average gained 12% in January, only to fall another 40% to a 1620 low on April 4, 2001. It has subsequently rallied sharply, though whether this represents a bear market rally or a genuine bottom is not yet clear.

 We have viewed this period of exaggerated volatility as one of potential opportunity. While other investors have been discarding stocks at prices 80-90% below their highs, we have been sifting through the wreckage looking for high-quality tech stocks at value prices.

 Although technology has often been a difficult area for us to invest in -- because of high valuation and rapidly changing businesses -- it has always had a good deal of appeal. It is obviously rapidly growing, if somewhat cyclical, and can generate high returns on capital for market leaders.

 In the past we have maintained some degree of technology exposure by investing in "chicken tech" stocks -- semiconductor distributors or manufacturers of assorted passive components like connectors, capacitors, and wire and cable -- companies which could share in the growth of technology, yet take smaller company specific product risks. This strategy proved especially rewarding in 1999 when outsize gains in our timely investments in Kemet and Adobe Systems, both purchased at very modest valuations, permitted Source to rack-up a 23% gain in a year when other value-oriented managers were struggling to stay above break-even.

 Given the extent of the decline of many tech stocks from their highs, we are now willing to accept more technology risks than in the past if our investments are sufficiently protected by strong balance sheets, positive cash flow, leadership positions, and low valuations.

 The collapse in the price of many tech stocks is well deserved. They may be internet-related companies that lack a viable business model, companies that are wholly dependent on compliant capital markets for cheap money, or companies with most of their business in severely overbuilt parts of the economy, like some sectors of telecommunications. Many of the companies are burning cash at a rate which will see them exhausting cash reserves before they can reach break-even. In the absence of a bailout by new equity investors, they have no viable future.

 Our new technology investments also have stock prices way below their highs but they otherwise are very different from these doomed firms. They have positive cash flow, long histories of successful operation, leading market shares, no debt, and considerable amounts of cash on the balance sheet. They are also in businesses which we expect will be relatively early to recover from the current depressed conditions.

 SAWTEK is a leader in the design and manufacture of electronic filters for cell phones and wireless base stations. These surface acoustic wave filters (SAW filters) separate the desired radio signal from the unwanted "noise." An established leader in the base station market, Sawtek is developing new products and rapidly strengthening its competitive position in components for handsets.

 The extremely rapid growth of the wireless telephone industry is currently taking a pause as excess phone inventories are being worked down and carriers are digesting their large radio frequency spectrum purchases. There are, however, several compelling reasons to believe that more dynamic growth will resume soon. In less developed countries, cell-phone penetration is still at low levels, and wireless is often a more cost effective way to provide phone service to an unserved market than wireline. In the more penetrated markets of Europe, Japan, and the U.S., the introduction of third-generation (3G) wireless technology, permitting easy internet access, is expected to stimulate considerable new demand for both infrastructure and handsets.

 SANDISK is the leading producer of flash memory cards. These are used primarily in consumer products like digital cameras, MP3 players, PDAs (Palms, Visors, etc.) and advanced cell phones. These markets are also suffering from excess inventories, but there is no reason to believe that it is anything other than a temporary problem. The products are all in early stages of dynamic growth and should revive soon.

 SanDisk's competitive position in this market is very strong. It was one of the earliest developers of compact flash technology and has a strong intellectual property position. In fact, it was paid over $75 million last year in royalties and license fees by competitors using its patents. It is currently constructing a state-of-the-art fab in a joint venture with Toshiba to insure that it remains a low-cost producer. We are confident that SanDisk will be able to maintain its leading position when the market for its products starts growing again.

 In addition to our relatively full positions in Sawtek and SanDisk, we have established smaller positions in two other companies with similar characteristics -- PLANTRONICS, the leading producer of telephone headsets, and ADVANCED FIBRE COMMUNICATIONS, a manufacturer of telephone equipment for suburban and rural markets.

 Although all four of these companies are currently suffering from market-related slowdowns in their businesses, we believe that their leading market positions and solid balance sheets will permit them to easily survive the current downturn and be in strong competitive positions when their markets recover. By purchasing these companies at modest valuation, during this period of market turmoil, we expect them to contribute to superior performance by the Source portfolio in future periods.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende

                                             Eric S. Ende
                                             President and
                                             Chief Investment Officer
                                             May 7, 2001

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 2001

                                              Shares or       Ownership at
                                             Face Amount     March 31, 2001
                                           ---------------   ---------------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc.......      37,100 shs.       37,100 shs.
Plantronics, Inc.........................     114,000 shs.      114,000 shs.
SanDisk Corporation......................     383,000 shs.      383,000 shs.
Sawtek Inc...............................     612,000 shs.      612,000 shs.
NON-CONVERTIBLE SECURITIES
Fleming Companies, Inc. -- 10 5/8%
  2001...................................  $1,200,000        $3,200,000
Kaiser Aluminum & Chemical Company
  -- 9 7/8% 2002.........................  $1,000,000        $1,000,000
Lear Corporation -- 7.96% 2005...........  $1,000,000        $1,000,000
Oshkosh Truck Corporation -- 8 3/4%
  2008...................................  $2,000,000        $2,000,000

NET SALES
COMMON STOCKS
Brown & Brown, Inc.......................      56,000 shs.      264,400 shs.
Carnival Corporation (Class A)...........      10,000 shs.      536,600 shs.
Crane Co.................................      23,500 shs.      490,900 shs.
Kforce.com, Inc..........................     107,202 shs.        --0--
Lancaster Colony Corporaton..............     341,450 shs.        --0--
Manitowoc Company, Inc., The.............      18,000 shs.      482,000 shs.
National Commerce Bancorporation.........      33,000 shs.      412,000 shs.
OM Group, Inc............................      45,600 shs.      273,200 shs.
Strayer Education, Inc...................     293,200 shs.        --0--
CONVERTIBLE SECURITIES
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A)..............  $1,050,000             --0--
  -- 7 1/2% 2001 (Series B)..............  $2,750,000             --0--
Offshore Logistics, Inc. -- 6% 2003......  $7,500,000             --0--
NON-CONVERTIBLE SECURITY
DLJ Mortgage Acceptance Corp.
  (Series 1997-E Class B)
  -- 7.5481% 2026........................  $  935,600             --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 2001

 Investment securities (cost $322,657,245):
   Common stocks.......................................................  $   344,630,187
   Convertible bonds, debentures and preferred stocks..................       22,877,425
   Non-convertible bonds and debentures................................       19,614,542
                                                                         ---------------
                                                                         $   387,122,154

 Cash, receivables, short-term corporate notes, less liabilities.......       26,430,046
                                                                         ---------------
 Total Net Assets at March 31, 2001....................................  $   413,552,200
                                                                         ===============
 Assets applicable to Preferred Stock at a liquidation preference
   of $27.50 per share (asset coverage 764%)...........................  $    54,153,330
                                                                         ===============
 Net Assets applicable to Common Stock -- $45.37 per share.............  $   359,398,870
                                                                         ===============

                         SUMMARY FINANCIAL INFORMATION*

                                                        Three Months Ended
                                                          March 31, 2001
                                                   ----------------------------
                                                      Total             Per
                                                       Net             Common
                                                      Assets           Share
                                                   ------------      ----------
Beginning of period..............................  $437,610,576        $48.62

Net loss on investments, realized and
  unrealized.....................................   (17,059,966)        (2.16)
Income available to Common shareholders..........       324,238          0.04
Quarterly distribution to Common shareholders....    (9,070,599)        (1.15)
Proceeds from shares issued for distributions
  reinvested.....................................     1,747,951          0.02
                                                   ------------        ------
Net changes during period........................  $(24,058,376)       $(3.25)
                                                   ------------        ------
End of period....................................  $413,552,200        $45.37
                                                   ============        ======

                                                    Beginning           End
                                                    of Quarter       of Quarter
                                                   ------------      ----------
Common market price per share....................    $52.6875          $51.10
Common market premium to net asset value.........        8.4%           12.6%
Preferred asset coverage.........................        808%            764%
Preferred market price per share.................      $27.75          $29.10

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
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